EQUITY AND NON-CONTROLLING INTERESTS	6 Months Ended
Jun. 30, 2025
Disclosure of classes of share capital [abstract]
EQUITY AND NON-CONTROLLING INTERESTS	EQUITY AND NON-CONTROLLING INTERESTS
Share capital
The aggregate number of shares issued and fully paid up and share capital amounted to 852,809,772 and 303, as of June 30, 2025 and December 31, 2024, respectively.
Authorized shares
Authorized share capital amounted to 395 represented by 1,111,418,599 ordinary shares without nominal value as of June 30, 2025 and December 31, 2024, respectively.
Dividends
On May 6, 2025 at the annual general meeting of shareholders, the shareholders approved the Company’s dividend of $0.55 per share. The dividend amounted to 421 and payment includes two installments; the first installment of 210 was paid on June 11, 2025 and the second one will be settled on December 3, 2025. During the six months ended June 30, 2025, dividend to non-controlling interests amounted to 56 (of which 46 paid as of June 30, 2025).
Share buyback
On April 1, 2025, ArcelorMittal completed the 85 million shares buyback program it announced on May 5, 2023 under the authorization given by the annual general meeting of shareholders of May 2, 2023 and continued under the April 30, 2024 annual general meeting of shareholders authorization. During the six months ended June 30, 2025, ArcelorMittal had repurchased 6.8 million shares for a total value of €189 million (204) at an average price per share of €27.82 ($30.05).
On April 7 2025, ArcelorMittal announced the commencement of a new share buyback program with share repurchases to be conducted in tranches that may be announced through May 2030. Repurchases under the first tranche of the program, which is for up to 10 million shares, commenced immediately, under the authorization given by the annual general meeting of shareholders of April 30, 2024, and subsequently under the authorization of the annual general meeting of shareholders held on May 6, 2025. The actual amount of shares to be repurchased in various tranches pursuant to the program will depend on the level of post-dividend free cash flow generated over the period (the Company’s defined policy is to return a minimum of 50% of post-dividend annual free cash flow), the continued authorization by shareholders and market conditions. The shares acquired under the program are intended primarily to reduce ArcelorMittal’s share capital, to meet ArcelorMittal’s obligations arising from employee share programs and/or to meet such other purposes as announced at the time of each tranche. At June 30, 2025, ArcelorMittal had repurchased 2 million shares for a total value of €51 million (58) at an average price per share of €25.74 ($29.25).
Treasury shares
ArcelorMittal held 92.3 million and 84.3 million treasury shares, at June 30, 2025 and December 31, 2024, respectively.
Non-controlling interests
On June 30, 2025, Arceo completed a €75 million (88) capital decrease (the cash settlement will occur in the second half of 2025) pursuant to which the non-controlling interest held by Wallonie Entreprendre decreased by 97 from 62.86% to 38.11%.